**CONFIDENTIAL TREATMENT REQUESTED

INZON CORPORATION
SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is made and entered into as of March 27, 2006, by and between InZon Corporation, a Nevada corporation (the "Company"), and MACENTA GROUP, LLC, a limited liability company organized under the laws of the State of Missouri (the "Purchaser").

RECITALS

     WHEREAS, the Company has authorized the sale of shares of the Company's common stock, par value $.001 per share (the "Common Stock") at a price per share of Common Stock ("Share Price") more particularly described below;

     WHEREAS, Purchaser desires to purchase the Common Stock on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Common Stock to Purchaser on the terms and conditions set forth herein.

AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on each Closing Date (as defined in Section 2.1), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company a quantity of Common Stock in accordance with the terms of this Agreement. The Common Stock to be purchased hereunder shall be known as the "Offering."

     2. CLOSING, DELIVERY AND PAYMENT.

          2.1 CLOSINGS. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (each a "Closing"), shall take place at such times and places as the Company and Purchaser may mutually agree (each a "Closing Date"); provided, however, that the first such Closing shall be no later than March 31, 2006, and the last such Closing shall be no later than May 8, 2006.

          2.2 DELIVERY. At each of the Closings, subject to the terms and conditions hereof, the Company will deliver to the Purchaser, among other things, the negotiated quantity of Common Stock (in the manner more particularly described hereinafter), and the Purchaser will deliver to the Company, among other things, the negotiated sum by wire transfer or ready funds made payable to the order of the Company.

	  2.3 MINIMUM CONSIDERATION. At any Closing, the funds paid by Purchaser for Common Stock shall not be less than One Million U.S. dollars ($1,000,000.00).

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**CONFIDENTIAL TREATMENT REQUESTED

    3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

    The Company hereby represents and warrants to the Purchaser, as of the date of this Agreement, as set forth below except as disclosed in the Company's filings (collectively, the "SEC Reports") under the Securities Exchange Act of 1934 (the "Exchange Act"), made by the Company on or before the date of this Agreement.

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the shares of Common Stock issuable hereunder, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

         3.2 SUBSIDIARIES. The Company has no subsidiaries.

         3.3 CAPITALIZATION; VOTING RIGHTS.

              (a) The authorized capital stock of the Company, as of December 31, 2005, consisted of (i) 500,000,000 shares of stock, par value $.001 per share, of which 34,649,150 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the issuance of Common Stock to be sold to Purchaser hereunder.

              (b) Except as disclosed in any SEC Reports, and except for the shares of Common Stock to be issued to Purchaser pursuant to this Agreement, there are no material outstanding options, warrants, rights (including preemptive rights and rights of first refusal) to subscribe to, call or commitment of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. There exist no proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. None of the offer, issuance or sale of the Common Stock or the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

               (c) All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued and are fully paid and non-assessable and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities, and no stockholder has a right of rescission or damages against the Company with respect thereto.

               (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Articles of Incorporation (the "CHARTER") of the Company. The shares of Common Stock to be issued to Purchaser hereunder have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the


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**CONFIDENTIAL TREATMENT REQUESTED

shares of Common Stock will be validly issued, fully paid and non-assessable, will be free of any liens or encumbrances, but may be subject to restrictions on transfer under state and/or federal securities laws.

               (e) No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company, including the transaction contemplated hereunder.

          3.4 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing, and the authorization, sale, issuance and delivery to Purchaser of the Common Stock has been taken or will be taken prior to any Closing and no further consent or authorization of the Company, its board of directors or stockholders is required. This Agreement, when executed and delivered by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable or legal remedies. The sale of the Common Stock is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

          3.5 LIABILITIES. Except as disclosed in its SEC Reports, the Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business.

          3.6 AGREEMENTS; ACTION. Except as otherwise set forth herein:

               (a) Except as otherwise disclosed in any SEC Reports, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting the development, manufacture or distribution of the Company's services or products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

               (b) Except as otherwise disclosed in any SEC Reports, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities, individually or in the aggregate, exceeding $100,000, (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $10,000, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the


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**CONFIDENTIAL TREATMENT REQUESTED

sale of its inventory in the ordinary course of business. Except as disclosed in its SEC Reports, the Company is not in default with respect to any indebtedness.

               (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          3.7 OBLIGATIONS TO RELATED PARTIES. Except as otherwise disclosed in any SEC Reports, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees, and (d) obligations listed in the Company's financial statements or disclosed in any of its SEC Reports. Except as described above, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $10,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.8 CHANGES. Since December 31, 2005, except as disclosed herein or in the Company's SEC Reports, there has not been:

               (a) Any change in the assets, liabilities, financial condition, prospects or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, prospects or operations of the Company;

               (b) Except as disclosed in its SEC Reports, any resignation or termination of any officer, key employee or group of employees of the Company;

               (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

               (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

               (e) Any waiver by the Company of a valuable right or of a material debt owed to it;


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**CONFIDENTIAL TREATMENT REQUESTED

               (f) Any direct or indirect material loan made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

               (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

               (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

               (i) Any labor organization activity related to the Company;

               (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

               (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (l) Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company;

               (m) Any other event or condition of any character that, either individually or cumulatively, has or may materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company; or

               (n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

          3.9 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. Except as otherwise disclosed in its SEC Reports, the Company has good and marketable title to its assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

          3.10 INTELLECTUAL PROPERTY.

               (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the "INTELLECTUAL PROPERTY"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is


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**CONFIDENTIAL TREATMENT REQUESTED

the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity.

               (b) The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

               (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

          3.11 COMPLIANCE WITH OTHER INSTRUMENTS. Except as disclosed in its SEC Reports, the Company is not in violation or default of any term of its Charter or Bylaws, or of any material provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement to which it is a party, and the issuance and sale of the Common Stock by the Company pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

          3.12 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that prevents the Company from entering into this Agreement, or consummating the transaction contemplated hereby. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its properties or assets which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as disclosed in its SEC Reports, there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          3.13 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns (federal, state and local) required to be filed by it of which the failure to file would have a material adverse effect. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof,


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**CONFIDENTIAL TREATMENT REQUESTED

or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

          3.14 EMPLOYEES. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

          3.15 REGISTRATION RIGHTS AND VOTING RIGHTS. Except as disclosed in its SEC Reports, the Company is presently not under any obligation, and has not granted any rights, nor is it a party to any agreement, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting or transfer of any equity securities of the Company.

          3.16 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Company is not in violation in any material respect of any applicable statute, rule, or governmental regulation, order or restriction, or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made in anticipation of the Closings, which will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by


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**CONFIDENTIAL TREATMENT REQUESTED

it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company.

          3.17 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "HAZARDOUS MATERIALS" shall mean (a) materials which are listed or otherwise defined as "HAZARDOUS" or "TOXIC" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

          3.18 VALID OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Common Stock will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and will be exempt from registration and qualification under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Common Stock.

          3.19 FULL DISCLOSURE. The Company has provided the Purchaser with all information requested by the Purchaser in connection with Purchaser's decision to purchase the Common Stock, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement nor any other document delivered by the Company to Purchaser or Purchaser's attorneys or agents in connection herewith or therewith or with the transaction contemplated hereby or thereby, contains any untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable. As of the date hereof, no facts have come to the attention of the Company that would, in its opinion, require the Company to revise or amplify in any material respect the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

          3.20 INSURANCE. The Company has general commercial and casualty insurance policies with coverage customary for companies similarly situated to the Company in the same or similar business.

          3.21 SEC REPORTS. The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company has filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act. The Company has furnished the

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**CONFIDENTIAL TREATMENT REQUESTED

Purchaser with copies of its SEC Reports, including (i) its Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005, and (ii) its Quarterly Reports on Form 10-QSB for the fiscal quarters ended December 31, 2005, and its latest Form 8-K current reports. Each such SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          3.22 NO MARKET MANIPULATION. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the issued and outstanding equity securities of the Company to facilitate the sale or resale of any of the Common Stock being offered hereby or affect the price at which any of the Common Stock being offered hereby may be issued.

          3.23 LISTING. The Company's Common Stock is listed for trading on the NASD OTC Bulletin Board Market and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock does not meet all requirements for the continuation of such listing.

          3.24 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Common Stock pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act, or which would prevent the Company from selling the Common Stock pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

          3.25 STOP TRANSFER. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the shares of Common Stock at such time as the shares of Common Stock are registered for public sale or an exemption from registration is available.

          3.26 DILUTION. The Company understands the nature of the Common Stock being sold hereby and recognizes that they may have a potential dilutive effect.


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**CONFIDENTIAL TREATMENT REQUESTED

The Company specifically acknowledges that its obligation hereunder to issue the shares of Common Stock to Purchaser is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

    4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

          The Purchaser hereby represents and warrants to the Company as follows:

          4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

          4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that the Common Stock is being offered and sold pursuant to an exemption from registration. The Purchaser has received or has had full access to all the information Purchaser necessary or appropriate to make an informed investment decision with respect to the Common Stock to be purchased by under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the Offering and the Common Stock, and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

          4.3 PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Purchaser is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect Purchaser's own interests.

          4.4 ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Common Stock for Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

          4.5 PURCHASER CAN PROTECT OWN INTEREST. Purchaser represents that by reason of Purchaser's business and financial experience, Purchaser has the capacity to evaluate the merits and risks of an investment in the Common Stock and to protect Purchaser's own interests in connection with the transaction contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transaction contemplated in this Agreement.

          4.6 ACCREDITED INVESTOR. Purchaser represents that Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act.

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**CONFIDENTIAL TREATMENT REQUESTED

          4.7 LEGEND.

               (a) The Common Stock shall bear a legend which shall be in substantially the following form:

"The shares represented by this certificate have not been registered under the Securities Act of 1933 (the
"Act") and are `restricted securities' as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

          4.8 NO SHORTING. The Purchaser has not and will not, and will not cause, advise, ask or assist any person or entity, directly or indirectly, to engage in "short sales" of the Company's Common Stock.

     5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser as follows:

          5.1 STOP-ORDERS. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

          5.2 LISTING. The Company will maintain the listing of its Common Stock on the NASD OTC Bulletin Board, the NASDAQ National Market, the American Stock Exchange, or the New York Stock Exchange (a "PRINCIPAL MARKET"), and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Purchaser copies of all notices it receives notifying the Company of the threatened and/or actual delisting of the Common Stock from any Principal Market.

          5.3 MARKET REGULATIONS. If and when required (but only if and when required), the Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Common Stock to Purchaser and promptly provide copies thereof to Purchaser.

          5.4 REPORTING REQUIREMENTS. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder, even if the Exchange Act or the rules or regulations thereunder would permit such termination.

         5.5 USE OF FUNDS. The Company agrees that it will use the proceeds of the sale of the Common Stock for general corporate purposes only.

**CONFIDENTIAL TREATMENT REQUESTED

          5.6 ACCESS TO FACILITIES. The Company will permit any representatives designated by the Purchaser (or any transferee of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to (a) visit and inspect any of the properties of the Company, (b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom, and (c) discuss the affairs, finances and accounts of the Company with the directors, officers and independent accountants of the Company.

         5.7 TAXES. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

          5.8 INSURANCE. To the extent practical, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar business similarly situated as the Company and to the extent available on commercially reasonable terms.

          5.9 INTELLECTUAL PROPERTY. The Company shall maintain, in full force and effect, its corporate existence in the State of Nevada, its rights and franchises, and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

          5.10 PROPERTIES. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

          5.11 CONFIDENTIALITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

          5.12 CORPORATE EXISTENCE. The Company shall maintain its corporate existence, and will not liquidate, dissolve or effect a recapitalization, reclassification or reorganization in any form of transaction except as currently contemplated on the date of this Agreement. In addition, the Company

**CONFIDENTIAL TREATMENT REQUESTED

shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale or transfer of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder, and (ii) is a publicly traded company whose common stock is quoted or listed on a Principal Market.

         5.13 REGISTRATION RIGHTS. The Company agrees to, within twenty-four
(24) months after the Closing Date, prepare and file with the SEC, as and if necessary, a registration statement for the purpose of registering Purchaser's Common Stock under the Securities Act for resale, and to use its best efforts to cause such registration statement to be declared effective as soon as possible.

     6. COVENANTS OF THE COMPANY AND PURCHASER REGARDING INDEMNIFICATION.

          6.1 COMPANY INDEMNIFICATION. The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon (a) any misrepresentation by Company or breach of any warranty by Company in this Agreement, or (b) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

          6.2 PURCHASER'S INDEMNIFICATION. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (i) any misrepresentation by Purchaser or breach of any warranty by Purchaser in this Agreement or in any exhibit attached hereto; or (ii) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

          6.3 PROCEDURES. The procedures and limitations set forth in Section
8.4 shall apply to the indemnifications set forth in Sections 6.1 and 6.2 above.

     7. CLOSINGS.

          7.1 MECHANICS OF CLOSING.

               (a) Provided the shares of Common Stock are exempt from registration when sold as herein contemplated: (i) the Company shall, at its own cost and expense, on each of the Closing Dates take all necessary action (including, if necessary, the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) and in a quantity to be mutually agreed by the parties prior to each such Closing; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock.

**CONFIDENTIAL TREATMENT REQUESTED

               (b) On each such Closing Date, Purchaser shall immediately send the negotiated sum by wire transfer or ready funds made payable to the order of the Company, without offset, demand or notice of any kind.

    7.2 PURCHASE PRICE OF SHARES. The per-share purchase price for the shares of Common Stock to be issued to Purchaser at Closing shall be as set forth on the signature page of this Agreement.

     8. MISCELLANEOUS.

          8.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however that the Purchaser may choose to waive this provision and bring an action outside the state of New York. Both parties executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          8.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transaction contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transaction contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

          8.4 ENTIRE AGREEMENT. This Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, including, but not limited to, the purchase and sale of the Common Stock. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Purchaser shall not be deemed to have made any representation or warranty to the Company other than as expressly made by the Purchaser in Section 4 hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Purchaser in Section 4 hereof, the Purchaser makes no representation or warranty to the Company with respect to the timing or the manner in which the Common Stock will be sold.

**CONFIDENTIAL TREATMENT REQUESTED

	   8.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.6 TERMINATION. This Agreement may be terminated at any time prior to the Closing, by mutual written consent of the Company and Purchaser, by either party if a material adverse change shall have occurred relative to the other party or if the other party willfully fails to perform in any material respect any of its material obligations under this Agreement. In the event of any such termination of this Agreement as provided in this Section 8.6, this Agreement shall forthwith become void and have no effect, without any liability or further obligation on the part of the Company or the Purchaser; provided, however, that nothing contained in this Section shall relieve any party for any breach of the representations, warranties, covenants or agreements set forth elsewhere in this Agreement.

	   8.7 AMENDMENT AND WAIVER.

               (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

               (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

          8.8 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law or otherwise afforded to any party, shall be cumulative and not alternative.

          8.9 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, and to the Purchaser at the address set forth on the signature page hereto for Purchaser, or at such other address as the Company or the Purchaser may designate by ten days' advance written notice to the other party hereto.

          8.10 ATTORNEYS' FEES. In the event that any suit or action is instituted with respect to this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

**CONFIDENTIAL TREATMENT REQUESTED

          8.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.12 FACSIMILE SIGNATURES; COUNTERPARTS. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          8.13 BROKER'S FEES. Each party hereto represents and warrants that, except as each party may have notified the other in writing on or prior to the date hereof, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transaction contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.13 being untrue.

          8.14 CONSTRUCTION. Each party acknowledges that their legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

     IN WITNESS WHEREOF, the parties hereto have executed this SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

THE COMPANY:					PURCHASER:

INZON CORPORATION, A				MACENTA GROUP, LLC, A Missouri
Nevada Corporation				Limited Liability Company



By:_____________________________
	By:______________________________
Name:  David F. Levy                         Name: Bill R. Hughes
Title: C.E.O. and President                  Title: Manager
Address: 238 NE First Ave                    Address: **
         Delray Beach FL 33444
           Facsimile: (561) 279-8300         No. Shares ___(see below)(2)(3)___
                                             Per Share Price (see below) (1)  _
                                             Total $_______(see below)(2)(1)___

1 The Share Price shall be determined by reference to the moving average closing price of the Company's trading common shares for the 15 trading days prior to the Closing Date, discounted by a factor of **.
2 The number of Common Shares due Purchaser at any Closing shall be determined by dividing the funds paid over to the Company by Purchaser at such Closing by the Share Price enumerated in the immediately preceding footnote.
3 In addition to the Common Shares, Purchaser shall be entitled to receive warrants, substantially in the form attached hereto and by this reference incorporated herein, as follows: Expiration - ** anniversary of Closing; Quantity - 1 Warrant for each ** Common Shares purchased at a Closing; Type - European Style Call Warrant; Strike Price - $**; Restrictions on Exercise - No warrants may be exercised by Purchaser until the Company's trading common shares have traded for at least 15 consecutive trading days at a closing price of not less than $**, and fifty percent of the warrants may not be exercised by Purchaser until the Company's trading common shares have traded for at least 15 consecutive trading days at a closing price of not less than $**




THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INZON CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


Right to Purchase up to __________ Shares of Common Stock of

INZON CORPORATION

(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT


No.

Issue Date:  April   , 2006


INZON CORPORATION, a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that, for value received, MACENTA GROUP, LLC., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business on April __, 200_ (the "Expiration Date"), up to _____________ fully paid and non-assessable shares of Common Stock (as hereinafter defined), $0.001 par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Common Stock" includes (i) the Company's Common
Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(b) The term "Company" shall include InZon Corporation and any person or entity which shall succeed, or assume the obligations of, InZon Corporation hereunder.

(c) The term "Exercise Price" means a price of $** per share of Common Stock.

(d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 4 or otherwise.


1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2. Fair Market Value.  For purposes hereof, the "Fair Market
Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b) If the Company's Common Stock is not traded on the American
Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD Over the Counter Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c) Except as provided in clause (d) below, if the Company's
Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3. Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.4. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of this Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1. Delivery of Stock Certificates, Etc., on Exercise. The
Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for such shares in accordance herewith so long as such surrender and payment has been made no later than 12:00 noon (New York time) on such business day and if received after 12:01 noon (New York time) on a business day the shares of Common Stock shall be deemed issued on the next business day. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2. Exercise. Payment shall be made either in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1. Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder (the "Trustee").

3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holder will be delivered to the Holder or the Trustee as contemplated by Section 3.2.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock or any preferred stock issued by the Company, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this
Section 4. The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 4).

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Warrant.  The
Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Maximum Exercise. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to exercise this Warrant in connection with that number of shares of Common Stock which would exceed the difference between (i) 4.99% of the issued and outstanding shares of Common Stock and (ii) the number of shares of Common Stock beneficially owned by the Holder. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. The limitation described in the first sentence of this Section 9 shall automatically become null and void following 120 days' prior notice to the Company except that at no time shall the number of shares of Common Stock beneficially owned by the Holder exceed 19.99% of the outstanding Common Stock. Notwithstanding anything contained herein to the contrary, the total number of shares of Common Stock issuable by the Company and acquirable by the Holder pursuant to the terms of this Warrant, when combined with the shares of Common Stock then held by the Holder, shall not exceed fifty percent of the total issued and outstanding shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock) (the "Maximum Common Stock Issuance"), unless the issuance of Common Stock hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to the terms of this Warrant, together with the number of shares of Common Stock that would then be issuable by the Company to the Holder in the event of a conversion or exercise pursuant to the terms of this Warrant, would exceed the Maximum Common Stock Issuance but for this Section 9, the Company shall promptly call a shareholders meeting to solicit shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance.

10. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE HOLDER MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.


IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.



INZON CORPORATION


WITNESS:


By:



Name:




Title:











Exhibit A

FORM OF
NOTICE OF EXERCISE

(To Be Signed Only On Exercise of Warrant)


TO:   InZon Corporation
238 NE First Avenue
Delray Beach FL 33444

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached
Warrant (No.     ), hereby irrevocably elects to purchase __________ shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $______. Such payment takes the form of lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to
_________________________________________, whose address is
__________________________________________________________.

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:





(Signature must conform to name
of holder as
specified on the face of the
Warrant)



Address:










Exhibit B

FORM OF
TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of InZon Corporation into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person attorney to transfer its respective right on the books of InZon Corporation with full power of substitution in the premises.

Transferee

Address

Percentage
Transferred

Number
Transferred






























Dated:





(Signature must conform to name
of holder as specified on the
face of the Warrant)



Address:









SIGNED IN THE PRESENCE OF:





(Name)


ACCEPTED AND AGREED:

[TRANSFEREE]






(Name)